Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, JOHN J. MARCHIONI , President and Chief Executive Officer of Selective Insurance Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of the Company for the quarterly period ended September 30, 2020 (the “Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 29, 2020	By: /s/ John J. Marchioni
John J. Marchioni
President and Chief Executive Officer